                                                                    EXHIBIT 24.0


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS EACH OF STEPHEN J. GORE AND BRUCE P. ERDEL AS HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT, EACH WITH FULL POWER OF SUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN THE 2000 ANNUAL REPORT ON FORM 10-K OF DT INDUSTRIES, INC., AND TO FILE THE SAME WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO EACH SAID ATTORNEY-IN-FACT AND AGENT FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND RATIFYING AND CONFIRMING ALL THAT EACH SAID ATTORNEY-IN-FACT AND AGENT OR HIS SUBSTITUTE OR SUBSTITUTES MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.


                                            /s/ James J. Kerley
                                            -----------------------------
                                            Print Name: James J. Kerley
                                            Date: October 9, 2000

                                                                    EXHIBIT 24.0


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS EACH OF STEPHEN J. GORE AND BRUCE P. ERDEL AS HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT, EACH WITH FULL POWER OF SUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN THE 2000 ANNUAL REPORT ON FORM 10-K OF DT INDUSTRIES, INC., AND TO FILE THE SAME WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO EACH SAID ATTORNEY-IN-FACT AND AGENT FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND RATIFYING AND CONFIRMING ALL THAT EACH SAID ATTORNEY-IN-FACT AND AGENT OR HIS SUBSTITUTE OR SUBSTITUTES MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.


                                          /s/ John F. Logan
                                          --------------------------
                                          Print Name: John F. Logan
                                          Date: August 11, 2000

                                                                    EXHIBIT 24.0


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS EACH OF STEPHEN J. GORE AND BRUCE P. ERDEL AS HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT, EACH WITH FULL POWER OF SUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN THE 2000 ANNUAL REPORT ON FORM 10-K OF DT INDUSTRIES, INC., AND TO FILE THE SAME WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO EACH SAID ATTORNEY-IN-FACT AND AGENT FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND RATIFYING AND CONFIRMING ALL THAT EACH SAID ATTORNEY-IN-FACT AND AGENT OR HIS SUBSTITUTE OR SUBSTITUTES MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

                                                     /s/ Lee M. Liberman
                                                     ---------------------------
                                                     Print Name: Lee M. Liberman
                                                     Date: August 10, 2000

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS EACH OF STEPHEN J. GORE AND BRUCE P. ERDEL AS
HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT, EACH WITH FULL POWER OF SUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN THE 2000 ANNUAL REPORT ON FORM 10-K OF DT INDUSTRIES, INC., AND TO FILE THE SAME WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO EACH SAID ATTORNEY-IN-FACT AND AGENT FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND RATIFYING AND CONFIRMING ALL THAT EACH SAID ATTORNEY-IN-FACT AND AGENT OR HIS SUBSTITUTE OR SUBSTITUTES MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.



                                             /s/ Charles A. Dill
                                             -----------------------
                                             Print Name: Charles A. Dill
                                             Date: August 8, 2000

                                                                    EXHIBIT 24.0
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS EACH OF STEPHEN J. GORE AND BRUCE P. ERDEL AS
HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT, EACH WITH FULL POWER OF SUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN THE 2000 ANNUAL REPORT ON FORM 10-K OF DT INDUSTRIES, INC., AND TO FILE THE SAME WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO EACH SAID ATTORNEY-IN-FACT AND AGENT FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND RATIFYING AND CONFIRMING ALL THAT EACH SAID ATTORNEY-IN-FACT AND AGENT OR HIS SUBSTITUTE OR SUBSTITUTES MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.



                                             /s/ Charles F. Pollnow
                                             -------------------------------
                                             Print Name: Charles F. Pollnow
                                             Date: July 31, 2000

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS EACH OF STEPHEN J. GORE AND BRUCE P. ERDEL AS
HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT, EACH WITH FULL POWER OF SUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN THE 2000 ANNUAL REPORT ON FORM 10-K OF DT INDUSTRIES, INC., AND TO FILE THE SAME WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO EACH SAID ATTORNEY-IN-FACT AND AGENT FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND RATIFYING AND CONFIRMING ALL THAT EACH SAID ATTORNEY-IN-FACT AND AGENT OR HIS SUBSTITUTE OR SUBSTITUTES MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.



                                             /s/ Stephen J. Gore
                                             -----------------------
                                             Print Name: Stephen J. Gore
                                             Date: July 25, 2000

                                                                    EXHIBIT 24.0

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS EACH OF STEPHEN J. GORE AND BRUCE P. ERDEL AS
HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT, EACH WITH FULL POWER OF SUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN THE 2000 ANNUAL REPORT ON FORM 10-K OF DT INDUSTRIES, INC., AND TO FILE THE SAME WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO EACH SAID ATTORNEY-IN-FACT AND AGENT FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND RATIFYING AND CONFIRMING ALL THAT EACH SAID ATTORNEY-IN-FACT AND AGENT OR HIS SUBSTITUTE OR SUBSTITUTES MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.



                                             /s/ William H. T. Bush
                                             ---------------------------------
                                             Print Name: William H. T. Bush
                                             Date: July 26, 2000



                                       67